John Hancock Funds

                            Special
                             Value
                             Fund

                       SEMIANNUAL REPORT

                         June 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, both the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20% -- a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER
John Hancock
Special Value Fund

Stocks soar with benign inflation, strong corporate earnings

The stock market turned in another stellar performance during the last six months. Stocks moved up into record territory and gave investors high double-digit returns, spurred by a moderate growth, low-inflation environment. For most of the period the gains were limited to the largest blue-chip companies. Small-company stocks, those favored by John Hancock Special Value Fund, were caught in a strong downdraft at the end of the first quarter when the economy grew at a sizzling pace.

After the Federal Reserve raised interest rates in March, the market recovered when there were continuing signs that inflation remained at bay and that the economy's growth was moderating. Toward the end of the period, investors also finally began to realize that after lagging the market for almost a year, small stocks were at some of their lowest valuation levels in years. Although encouraging, the small-cap rally still wasn't enough to close the gap between large- and small-company performance. For the first six months of the year, the Standard & Poor's 500 Stock Index returned 20.60%, while the Russell 2000 Index -- a broad measure of small-company stock performance -- advanced 10.20%.

"The stock
market turned
in another
stellar
performance..."

A 2 1/4" x 3 1/2" photo of the Special Value portfolio management team at bottom right. Caption reads: "Tim Keefe (standing) and Special Value Fund management team members Anurag Pandit (l) and Ben Hock (r)."

Performance and strategy review

Even with its small-company focus, John Hancock Special Value Fund posted strong returns on both an absolute and competitive basis.
For the six months ended June 30, 1997, the Fund's Class A and Class B shares posted total returns of 15.85% and 15.52%, respectively, at net asset value. That was in line with the 15.52% return of the average growth and income fund, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

"The
consumer
finance
subsector
provided
fertile
buying
territory..."

Chart with heading "Top Five Common Stock Holdings" at the top of the left hand column. The chart lists five holdings: 1) MoneyGram Payment Systems 3.7% 2) Trizec Hahn 3.5% 3) Ruddick Corp. 3.4% 4) Samsonite 3.1%
5) Glatfelter (P.H.) 2.9%. Footnote below reads "As a percentage of net assets on June 30, 1997."

TOP FIVE COMMON
STOCK HOLDINGS

1. MoneyGram Payment Systems 3.7%

2. Trizec Hahn 3.5%

3. Ruddick Corp. 3.4%

4. Samsonite 3.1%

5. Glatfelter (P.H.) 2.9%

Footnote reads:
As a percentage of net assets on June 30, 1997

Early in the second quarter we took advantage of the small-company rally to sell some stocks that, while they fit our criterion of being inexpensive, were not in businesses we wanted to own long term. Outboard Marine, a heavy boat manufacturer, was one example. Restaurant companies Darden and Morrison Fresh Cooking were others that we significantly cut.

Good buys

In their place, we added companies whose stocks were cheap, but that operate in better businesses. As always, we're looking for companies that show strong prospects for growth, but whose stocks are undervalued either because of temporary market volatility or because the company is misunderstood or neglected. Supermarket company Dominick's Supermarkets is a perfect example. Because the company received little coverage from Wall Street analysts, we were able to buy a company with strong management and leading market share for a 20% discount to other supermarket providers.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is "Fiberboard" followed by an up arrow and the phrase "Takeover boosts stock price." The second listing is "Mail-Well" followed by and up arrow and the phrase "Dominant position in a consolidating industry." The third listing is "MoneyGram" followed by a horizontal arrow and the phrase "Pulled down in a small-cap downturn." Footnote below reads "See "Schedule of Investments." Investment holdings are subject to change."

The consumer finance subsector also provided fertile buying territory during the period for several reasons, including the perception of rising delinquencies and increasing personal bankruptcies. In addition, several consumer finance companies either were accused of accounting irregularities, filed for Chapter 11 bankruptcy protection or suffered earnings shortfalls. We took advantage of investors' fears to invest in several well-managed companies that we believe stand to benefit from the sector's turmoil. For example, we bought FIRSTPLUS Financial Group, one of the leading home equity lenders growing at 20% to 30% per year, for a mere five times earnings. Its stock has risen by 50% since then. We also bought leading industry lender The Money Store when it was selling for less than 13 times earnings.

Consolidators, outsourcers

Some of our best performers during the period were companies in consolidating industries. Fiberboard, a building products supplier growing at 15% per year, has benefited from being a consolidator in a consolidating industry. Its stock was further boosted when it, too, was taken over. Another company reaping the rewards of its strong position in a consolidating industry was envelope manufacturer Mail-Well. Both stocks have doubled since we bought them.

Bar chart with heading "Fund Performance" top of the left hand column. Under the heading is the footnote: "For the six months ended June 30, 1997". The chart is scaled in increments of 5% from top to bottom, with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 15.85% total return for John Hancock Special Value Fund: Class A. The second represents the 15.52% total return for John Hancock Special Value Fund: Class B. The third represents the 15.52% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock Special Value Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. See following two pages for historical performance information.

Outsourcing continues to be an investment theme we like. In the key area of technology outsourcing, we bought one of the dominant players, Computer Sciences, during the second quarter when its stock came under pressure because of what we believed were temporary problems at its main competitor, EDS. Because of that short-term fear, we paid about market multiple for a great company in a terrific business growing faster than the market. Our stake in Elexsys International, another outsourcing company serving small manufacturers, also boosted performance.

Finally, we significantly increased our position in Oak Industries. Oak, a provider of highly engineered low-cost, yet mission-critical components for the cable industry, had its stock fall dramatically when large cable company TCI announced a halt to all cable equipment orders. But in our view, the market overreacted, especially given the strength of the company and the fact that its international business continues to grow. We bought more because at the time, the valuation level was so low that we essentially paid nothing for any rebound in the domestic business, which we believed would inevitably happen. It did just that, sooner than we expected, and the stock has responded favorably.

Because of the Fund's small-company orientation (our current median market capitalization is $600 million), it did not escape the small-cap sector's dramatic first quarter downturn, when many companies were hurt regardless of their fundamentals. For instance, the stock of MoneyGram Payment Systems, a very sound money wiring company, dropped by 50% in the first quarter even though there was no change in the company's operating results. It then rebounded with the group in the second quarter.

Outlook

We're fairly certain that increased market volatility is here to stay for a while, given investors' skittishness at current stock valuation levels. As disciplined value investors, we use this nervous environment to our advantage in finding great companies selling at prices that don't reflect their worth. It's the best way we know to both strive for good returns over time and to manage risk. In addition, the portfolio of stocks that we opportunistically craft for John Hancock Special Value also tends to be less correlated to overall market shifts. We'll continue to look for situations that we believe have the potential to do well no matter how the market is behaving.


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...we use
this nervous
environment
to our
advantage
in finding
great
companies..."



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Value Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended June 30, 1997
                                                 ONE         LIFE OF
                                                 Year         FUND
                                              ---------     ---------
John Hancock Special Value Fund: Class A        15.41%      61.11%(1)
John Hancock Special Value Fund: Class B        15.71%      62.33%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended June 30, 1997
                                                 ONE         LIFE OF
                                                 Year         FUND
                                              ---------     ---------
John Hancock Special Value Fund: Class A        15.41%      14.65%(1,2)
John Hancock Special Value Fund: Class B        15.71%      14.90%(1,2)

Notes to Performance

(1) Class A shares and Class B shares commenced on January 3, 1994.

(2) The Adviser has undertaken to limit the Fund's expenses, including management fee (but not including transfer agent fee and 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's average daily net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class A shares would have been 13.27% and 12.76%, respectively. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class B shares would have been 13.57% and 13.01%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Value Fund would be worth on June 30, 1997, assuming you have been invested since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Special Value Fund
Class A shares

Line chart with the heading Special Value Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $20,660 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, before sales charge, and is equal to $16,959 as of June 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, after sales charge, and is equal to $16,111 as of June 30, 1997.

Special Value Fund
Class B shares

Line chart with the heading Special Value Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $20,660 as of June 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund, before sales charge, on January 3, 1994, and is equal to $16,533 as of June 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, after sales charge, and is equal to $16,233 as of June 30, 1997.



FINANCIAL STATEMENTS


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
---------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $31,388,934)                      $  37,178,100
Preferred stocks (cost - $1,356,433)                        1,756,250
Joint repurchase agreement (cost - $69,000)                    69,000
Corporate savings account                                          17
                                                     ----------------
                                                           39,003,367
Receivable for investments sold                             2,450,900
Receivable for shares sold                                      1,244
Dividends and interest receivable                              53,659
Receivable to John Hancock Advisers, Inc.
and affiliates - Note B                                        13,895
Deferred organization expenses - Note A                        34,188
Other assets                                                      550
                                                     ----------------
Total Assets                                               41,557,803
---------------------------------------------------------------------
Liabilities:
Payable for investments purchased                             130,225
Payable for shares repurchased                                 60,133
Accounts payable and accrued expenses                          25,885
                                                     ----------------
Total Liabilities                                             216,243
---------------------------------------------------------------------
Net Assets:
Capital paid-in                                            33,828,228
Accumulated net realized gain on investments                1,324,541
Net unrealized appreciation of investments                  6,189,091
Distributions in excess of net investment income        (         300)

---------------------------------------------------------------------
Net Assets                                              $  41,341,560
=====================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $16,488,109/1,382,987                         $       11.92
=====================================================================
Class B - $24,853,451/2,086,270                         $       11.91
=====================================================================
Maximum Offering Price Per Share*
Class A - ($11.92 x 105.26%)                            $       12.55
=====================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.






The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1997 (Unaudited)
---------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $2,554)    $   278,220
Interest                                                       29,183
                                                     ----------------
                                                              307,403
                                                     ----------------
Expenses:
Investment management fee - Note B                            128,976
Distribution and service fee - Note B
Class A                                                        22,457
Class B                                                       109,394
Transfer agent fee - Note B                                    60,748
Custodian fee                                                  21,057
Registration and filing fees                                   15,617
Organization expense - Note A                                  11,125
Printing                                                        6,600
Auditing fee                                                    3,471
Financial services fee - Note B                                 3,455
Trustees' fees                                                  1,452
Miscellaneous                                                     738
Legal fees                                                        356
                                                     ----------------
Total Expenses                                                385,446
---------------------------------------------------------------------
Less Expense Reductions -
Note B                                                    (   123,955)
---------------------------------------------------------------------
Net Expenses                                                  261,491
---------------------------------------------------------------------
Net Investment Income                                          45,912
---------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                       1,057,273
Net realized loss on foreign currency transactions        (     2,132)
Change in net unrealized appreciation/depreciation
of investments                                              4,531,432
---------------------------------------------------------------------
Net Realized and Unrealized
Gain on Investments                                         5,586,573
---------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                 $ 5,632,485
=====================================================================

See notes to financial statements.






Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         SIX MONTHS ENDED
                                                                                     PERIOD ENDED          JUNE 30, 1997
                                                                                   DECEMBER 31, 1996         (UNAUDITED)
                                                                                  ------------------    ------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                $    312,838           $     45,912
Net realized gain on investments sold and foreign currency transactions                 4,332,628              1,055,141
Change in net unrealized appreciation/depreciation of investments                    (    652,765)             4,531,432
                                                                                     ------------           ------------
Net Increase in Net Assets Resulting from Operations                                    3,992,701              5,632,485
                                                                                     ------------           ------------

Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.1419 and $0.0321 per share, respectively)                              (    190,450)           (    45,691)
Class B - ($0.0658 and none per share, respectively)                                 (    122,533)                    --
Distributions from net realized gain on investments sold
Class A - ($1.2413 and none per share, respectively)                                 (  1,697,467)                    --
Class B - ($1.2413 and none per share, respectively)                                 (  2,382,887)                    --
                                                                                     ------------           ------------
Total Distributions to Shareholders                                                  (  4,393,337)           (    45,691)
                                                                                     ------------           ------------
From Fund Share Transactions - Net*:                                                    8,511,666            ( 2,195,000)
                                                                                     ------------           ------------

Net Assets:
Beginning of period                                                                    29,838,736             37,949,766
                                                                                     ------------           ------------
End of period (including distributions in excess of net investment income
of $521 and $300, respectively)                                                      $ 37,949,766            $41,341,560
                                                                                     ============           ============

* Analysis of Fund Share Transactions:

                                                                                                 SIX MONTHS ENDED
                                                                   PERIOD ENDED                    JUNE 30, 1997
                                                                DECEMBER 31, 1996                   (UNAUDITED)
                                                               -----------------------          -----------------------
                                                                SHARES         AMOUNT            SHARES         AMOUNT
                                                               --------       --------          --------       --------
CLASS A
Shares sold                                                     949,766    $ 10,398,879          182,405   $  1,917,953
Shares issued to shareholders in reinvestment of
distributions                                                   175,933       1,796,295            4,062         42,994
                                                           ------------    ------------     ------------   ------------
                                                              1,125,699      12,195,174          186,467      1,960,947
Less shares repurchased                                   (     825,851)   (  8,997,914)    (    339,970)  (  3,562,212)
                                                           ------------    ------------     ------------   ------------
Net increase (decrease)                                         299,848    $  3,197,260     (    153,503)  ($ 1,601,265)
                                                           ============    ============     ============   ============

CLASS B
Shares sold                                                     716,837    $  7,786,094          233,525     $2,465,333
Shares issued to shareholders in reinvestment of
distributions                                                   206,399       2,101,655               --             --
                                                           ------------    ------------     ------------   ------------
                                                                923,236       9,887,749          233,525      2,465,333
Less shares repurchased                                   (     417,470)   (  4,573,343)    (    289,541)  (  3,059,068)
                                                           ------------    ------------     ------------   ------------
Net increase (decrease)                                         505,766    $  5,314,406     (     56,016)  ($   593,735)
                                                           ============    ============     ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.






Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                  SIX MONTHS ENDED
                                                    --------------------------------------------            JUNE 30, 1997
                                                       1994(1)            1995            1996               (UNAUDITED)
                                                    ------------      ------------   ------------           ------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $ 8.50           $  8.99        $ 10.39                $ 10.32
                                                    ------------      ------------   ------------           ------------
Net Investment Income (2)                                   0.18              0.21           0.14                   0.03(2)
Net Realized and Unrealized Gain on Investments             0.48              1.60           1.17                   1.60
                                                    ------------      ------------   ------------           ------------
Total from Investment Operations                            0.66              1.81           1.31                   1.63
                                                    ------------      ------------   ------------           ------------

Less distributions:
Dividends from Net Investment Income                (       0.17)     (       0.20)  (       0.14)          (       0.03)
Distributions from Net Realized Gain on
Investments Sold                                              --      (       0.21)  (       1.24)                    --
                                                    ------------      ------------   ------------           ------------
Total Distributions                                 (       0.17)     (       0.41)  (       1.38)          (       0.03)
                                                    ------------      ------------   ------------           ------------
Net Asset Value, End of Period                      $       8.99      $      10.39   $      10.32           $      11.92
                                                    ============      ============   ============           ============
Total Investment Return at Net Asset Value (3)             7.81%(4)         20.26%         12.91%                 15.85%(4)
Total Adjusted Investment Return at Net Asset
Value (3,5)                                                7.30%(4)         19.39%         12.20%                 15.52%(4)
Ratios and supplemental data
Net Assets, End of Period (000s omitted)            $      4,420      $     12,845   $     15,853           $     16,488
Ratio of Expenses to Average Net Assets                    0.99%(7)          0.98%          0.99%                  1.00%(7)
Ratio of Adjusted Expenses to Average Net Assets (6)       4.98%(7)          1.85%          1.70%                  1.67%(7)
Ratio of Net Investment Income to Average Net Assets       2.10%(7)          2.04%          1.31%                  0.67%(7)
Ratio of Adjusted Net Investment Income (Loss) to
Average Net Assets (6)                              (      1.89%)(7)         1.17%          0.60%                  0.00%(7)
Portfolio Turnover Rate                                     0.3%                9%            72%                    52%
Fee Reduction Per Share (2)                         $       0.34     $       0.09    $      0.08            $      0.05
Average Broker Commission Rate (8)                          N/A              N/A     $      0.0658          $      0.0657

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.




--------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                  SIX MONTHS ENDED
                                                    --------------------------------------------            JUNE 30, 1997
                                                       1994(1)            1995            1996               (UNAUDITED)
                                                    ------------      ------------   ------------           ------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                $       8.50      $       9.00   $      10.38           $      10.31
                                                    ------------      ------------   ------------           ------------
Net Investment Income (2)                                   0.13              0.12           0.07                   0.00(9)
Net Realized and Unrealized Gain on Investments             0.48              1.59           1.17                   1.60
                                                    ------------      ------------   ------------           ------------
Total from Investment Operations                            0.61              1.71           1.24                   1.60
                                                    ------------      ------------   ------------           ------------
Less Distributions:
Dividends from Net Investment Income                (       0.11)     (       0.12)  (       0.07)                    --
Distributions from Net Realized Gain on Investments
Sold                                                          --      (       0.21)  (       1.24)                    --
                                                    ------------      ------------   ------------           ------------
Total Distributions                                 (       0.11)     (       0.33)  (       1.31)                    --
                                                    ------------      ------------   ------------           ------------
Net Asset Value, End of Period                      $       9.00      $      10.38   $      10.31           $      11.91
                                                    ============      ============   ============           ============
Total Investment Return at Net Asset Value (3)             7.15%(4)         19.11%         12.14%                 15.52%(4)
Total Adjusted Investment Return at Net Asset
Value (3,5)                                                6.64%(4)         18.24%         11.43%                 15.19%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)            $      3,296      $     16,994   $     22,097           $     24,853
Ratio of Expenses to Average Net Assets                    1.72%(7)          1.73%          1.69%                  1.70%(7)
Ratio of Adjusted Expenses to Average Net Assets (6)       5.71%(7)          2.60%          2.40%                  2.37%(7)
Ratio of Net Investment Income to Average Net Assets       1.53%(7)          1.21%          0.62%          (       0.04%)(7)
Ratio of Adjusted Net Investment Income (Loss) to
Average Net Assets (6)                              (      2.46%)(7)         0.34%  (       0.09%)         (       0.71%)(7)
Portfolio Turnover Rate                                     0.3%                9%            72%                    52%
Fee Reduction Per Share (2)                         $       0.34      $       0.09   $       0.08           $       0.05
Average Broker Commission Rate (8)                           N/A               N/A   $     0.0658           $     0.0657

(1) Class A and Class B shares commenced operations on January 3, 1994.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Unreimbursed, without fee reduction.
(7) Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Less than $0.01 per share.

See notes to financial statements.







Schedule of Investments
June 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Special Value Fund on June 30, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                           MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES                   VALUE
-------------------                    -----------------                  -------
COMMON STOCKS
Aerospace (1.25%)
AAR Corp.                                    16,000                   $   517,000
                                                                     ------------
Agricultural Operations (2.57%)
Tejon Ranch Co.                              56,000                     1,064,000
                                                                     ------------
Automobile / Trucks (0.30%)
Lear Corp.*                                   2,800                       124,250
                                                                     ------------
Chemicals (2.04%)
Millennium Chemicals, Inc.                    6,285                       142,984
Sybron Chemicals, Inc.*                      35,900                       700,050
                                                                     ------------
                                                                          843,034
                                                                     ------------
Computers (2.65%)
Cadence Design Systems, Inc.*                10,000                       335,000
Computer Sciences Corp.*                     10,000                       721,250
Inso Corp.*                                   2,000                        41,125
                                                                     ------------
                                                                        1,097,375
                                                                     ------------
Consumer Products Misc. (8.80%)
Gibson Greetings, Inc.*                      50,900                     1,145,250
Russ Berrie & Co., Inc.                      54,300                     1,191,206
Samsonite Corp.*                             29,500                     1,301,687
                                                                     ------------
                                                                        3,638,143
                                                                     ------------
Diversified Operations (2.97%)
Hanson PLC, American Depositary Receipts
(United Kingdom)                             11,000                       275,000
Viad Corp.                                   49,500                       952,875
                                                                     ------------
                                                                        1,227,875
                                                                     ------------
Electronics (5.35%)
Elexsys International, Inc.*                 61,600                     1,031,800
Oak Industries, Inc.*                        41,000                     1,178,750
                                                                     ------------
                                                                        2,210,550
                                                                     ------------
Finance (9.13%)
Aames Financial Corp.                        19,500                       360,750
Ahmanson (H.F.) & Co.                        10,000                       430,000
Delta Financial Corp.*                        1,300                        24,863
FIRSTPLUS Financial Group, Inc.*             30,000                     1,020,000
MoneyGram Payment Systems, Inc.*             98,000                     1,543,500
United Asset Management Corp.                14,000                       396,375
                                                                     ------------
                                                                        3,775,488
                                                                     ------------
Food (1.28%)
Morrison Health Care, Inc.                   28,333                       451,557
Savannah Foods & Industries, Inc.             4,300                        75,519
                                                                     ------------
                                                                          527,076
                                                                     ------------
Insurance (10.76%)
Allmerica Financial Corp.                    18,500                       737,687
AmerUs Life Holdings, Inc. (Class A)          5,300                       147,737
CMAC Investment Corp.                        24,000                     1,146,000
Executive Risk Inc.                          15,000                       780,000
Frontier Insurance Group, Inc.                6,700                       433,825
HCC Insurance Holdings, Inc.                 45,000                     1,200,937
                                                                     ------------
                                                                        4,446,186
                                                                     ------------
Leisure (1.18%)
Ballantyne of Omaha, Inc.*                    5,000                        90,000
Equity Marketing Inc.*                       17,000                       399,500
                                                                     ------------
                                                                          489,500
                                                                     ------------
Linen Supply & Related (0.95%)
Angelica Corp.                               22,500                       393,750
                                                                     ------------
Machinery (1.70%)
Greenfield Industries, Inc.                  26,000                       702,000
                                                                     ------------
Media (1.84%)
Central Newspapers, Inc. (Class A)            5,200                       372,450
Holdingmaatschappij De Telegraaf
(Netherlands)                                18,000                       389,522
                                                                     ------------
                                                                          761,972
                                                                     ------------
Mortgage Banking (4.92%)
Imperial Credit Industries, Inc.*            50,000                     1,028,125
Money Store, Inc. (The)                      35,000                     1,004,062
                                                                     ------------
                                                                        2,032,187
                                                                     ------------
Office (1.30%)
Cross (A.T.) Co. (Class A)                   42,300                       539,325
                                                                     ------------
Oil & Gas (8.47%)
Daniel Industries, Inc.                      78,300                     1,208,756
Parker Drilling Co.*                         74,200                       825,475
Trizec Hahn Corp. (Canada)                   68,600                     1,466,325
                                                                     ------------
                                                                        3,500,556
                                                                     ------------
Paper & Paper Products (2.94%)
Glatfelter (P.H.) Co.                        60,700                     1,214,000
                                                                     ------------
Pollution Control (3.69%)
Calgon Carbon Corp.                          79,000                     1,096,125
Philip Services Corp. (Canada)*              27,000                       428,625
                                                                     ------------
                                                                        1,524,750
                                                                     ------------
Printing - Commercial (2.23%)
Mail-Well, Inc.*                             32,400                       923,400
                                                                     ------------
Retail (10.01%)
Brown Group, Inc.                            61,700                     1,153,019
Darden Restaurants, Inc.                     25,000                       226,563
Dominick's Supermarkets, Inc.*               33,000                       878,625
Great Atlantic & Pacific Tea Co., Inc.        6,500                       176,719
IHOP Corp.*                                   2,700                        83,700
Morrison Fresh Cooking, Inc.                 33,250                       153,781
Ruddick Corp.                                85,000                     1,402,500
Western Micro Technology, Inc.*               5,400                        65,138
                                                                     ------------
                                                                        4,140,045
                                                                     ------------
Telecommunications (2.81%)
Cable Design Technologies*                    9,000                       264,937
360 Communications Co.*                      28,600                       489,775
U.S. West Media Group*                       20,000                       405,000
                                                                     ------------
                                                                        1,159,712
                                                                     ------------
Transport (0.22%)
Northwest Airlines Corp. (Class A)*           2,500                        90,938
                                                                     ------------
Utilities (0.57%)
El Paso Electric Co.*                         9,100                        64,269
Telephone and Data Systems, Inc.              4,500                       170,719
                                                                     ------------
                                                                          234,988
                                                                     ------------
TOTAL COMMON STOCKS
 (Cost $31,388,934)                    (     89.93%)                   37,178,100
                                       ------------                  ------------

PREFERRED STOCKS
Broker Services (4.25%)
Salomon Inc. 7.625%, Ser FSA                 50,000                     1,756,250
                                       ------------                  ------------
TOTAL PREFERRED STOCKS
(Cost $1,356,433)                      (      4.25%)                    1,756,250
                                       ------------                  ------------
TOTAL COMMON STOCKS
AND PREFERRED STOCKS
(Cost $32,745,367)                     (     94.18%)                   38,934,350
                                       ------------                  ------------



                                      INTEREST        PAR VALUE
                                        RATE       (000s OMITTED)
                                      --------     --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.16%)
Investment in a joint repurchase
agreement transaction with
Toronto Dominion Bank USA,
Inc. - Dated 06-30-97, Due
07-01-97 (secured by U.S.
Treasury Notes, 5.625% thru
8.125%, Due 07-31-97 thru
11-15-04) - Note A                      5.97%         $    69         $    69,000
                                                                      -----------
CORPORATE SAVINGS ACCOUNT (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                             17
                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                        (   0.16%)             69,017
                                                                      -----------
TOTAL INVESTMENTS                                   (  94.34%)        $39,003,367
                                                      =======          ==========

* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Special Value Fund (the "Fund"), John Hancock Independence Equity Fund and John Hancock Utilities Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation with income as a secondary consideration by investing primarily in equity securities that are comparatively undervalued and are out of favor.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended June 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $123,955 for the period ended June 30, 1997. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $25,827. Out of this amount, $4,213 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,671 was paid as sales commissions to unrelated broker-dealers and $9,943 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1997, contingent deferred sales charges paid to JH Funds amounted to $38,711.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays Signature Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $108.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1997, aggregated $18,713,739 and $22,355,072, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1997.

The cost of investments owned at June 30, 1997 (excluding the corporate savings account), for federal income tax purposes was $32,814,367. Gross unrealized appreciation and depreciation of investments aggregated $7,167,915 and $978,932, respectively, resulting in net unrealized appreciation of $6,188,983.


Notes
John Hancock Funds - Special Value Fund
[THIS PAGE INTENTIONALLY LEFT BLANK]

Notes
John Hancock Funds - Special Value Fund
[THIS PAGE INTENTIONALLY LEFT BLANK]

Notes
John Hancock Funds - Special Value Fund
[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."

This report is for the information of shareholders of the John Hancock Special Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

Printed on Recycled Paper                                   370SA 6/97
                                                                  8/97